                                                                     EXHIBIT 4.3


                          SECOND SUPPLEMENTAL INDENTURE

        SECOND SUPPLEMENTAL INDENTURE, dated as of __________, 1998 (this "Second Supplemental Indenture"), among AMB PROPERTY, L.P., a Delaware limited partnership (the "Operating Partnership"), AMB PROPERTY CORPORATION (the "Parent Guarantor"), each of the Operating Partnership's Subsidiaries that either now or in the future are parties hereto as guarantors (the "Subsidiary Guarantors" and together with the Parent Guarantor, the "Guarantors") and State Street Bank and Trust Company of California, N.A., as Trustee hereunder (the "Trustee").

                              W I T N E S S E T H:

        WHEREAS, the Operating Partnership, the Guarantors and the Trustee executed and delivered an Indenture, dated as of ___________, 1998 (as supplemented hereby, the "Indenture"), to provide for the issuance by the Operating Partnership of notes evidencing its unsecured indebtedness;

        WHEREAS, pursuant to Board Resolution, the Operating Partnership has authorized the issuance of $________ of its ______% Notes due________, 2018 (the "2018 Notes");

        WHEREAS, the Operating Partnership desires to establish the terms of the 2018 Notes in accordance with Section 301 of the Indenture and to establish the form of the 2018 Notes in accordance with Section 201 of the Indenture.

                                    ARTICLE 1

                                      TERMS

        SECTION 101. TERMS OF NOTES. The following terms relating to the 2018 Notes are hereby established:

        (1) The 2018 Notes shall constitute a series of Notes having the title "______% Notes due __________, 2018."

        (2) The aggregate principal amount of the 2018 Notes that may be authenticated and delivered under the Indenture (except for 2018 Notes authenticated and delivered upon registration of transfer of, or exchange for, or in lieu of, other 2018 Notes pursuant to Sections 304, 305, 306, 906, or 1107 of the Indenture) shall be up to $__________.

        (3) The entire outstanding principal of the 2018 Notes will mature on _________, 2018 (the "Stated Maturity Date").

        (4) The rate at which the 2018 Notes shall bear interest shall be ___% per annum; the date from which interest shall accrue shall be ________, 1998; the Interest Payment Dates for the 2018 Notes on which interest will be payable shall be _______ and ______ in each year, beginning _____, 1998; the Regular Record Dates for the interest payable on the 2018 Notes on any Interest Payment Date shall be the 15th calendar day preceding the applicable Interest Payment Date.



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        (5) The Place of Payment where the principal of and interest on the 2018
Notes shall be payable and 2018 Notes may be surrendered for the registration of transfer or exchange shall be the office of the Trustee's affiliate, State
Street Bank and Trust Company, at 61 Broadway, 15th Floor, New York, New York 10006. The place where notices or demands to or upon the Operating Partnership in respect of the 2018 Notes and the Indenture may be served shall be the Corporate Trust Office of the Trustee at 633 West Fifth Street, 12th Floor, Los Angles, California 90071.

        (6) The 2018 Notes shall not be redeemable at the option of any Holder thereof, upon the occurrence of any particular circumstances or otherwise.

        (7) The Trustee shall also be the Security Registrar and Paying Agent for the 2018 Notes.

        (8) The Holders of the 2018 Notes shall have no special rights in addition to those provided in the Indenture upon the occurrence of any particular events.

        (9) The 2018 Notes shall have no additional Events of Default in addition to the Events of Default set forth in Article Five of the Indenture.

        (10) Interest on any 2018 Note shall be payable only to the Person in whose name that 2018 Note is registered at the close of business on the Regular Record Date for such interest.

        (11) The 2018 Notes shall not be subordinated to any other debt of the Operating Partnership, and shall constitute senior unsecured obligations of the Operating Partnership.

        SECTION 102. FORM OF 2018 NOTE. The form of the 2018 Note is attached hereto as Exhibit A.

                                   ARTICLE II

                                  MISCELLANEOUS

        SECTION 201. DEFINITIONS. Capitalized terms used but not defined in this Second Supplemental Indenture shall have the meanings ascribed thereto in the Indenture.

        SECTION 202. CONFIRMATION OF INDENTURE. The Indenture, as heretofore supplemented and amended by this Second Supplemental Indenture, is in all respects ratified and confirmed, and the Indenture, this Second Supplemental Indenture and all indentures supplemental thereto shall be read, taken and construed as one and the same instrument.

        SECTION 203. CONCERNING THE TRUSTEE. The Trustee assumes no duties, responsibilities or liabilities by reason of this Second Supplemental Indenture other than as set forth in the Indenture and, in carrying out its responsibilities hereunder, shall have all of the rights, protections and immunities which it possesses under the Indenture.

        SECTION 204. GOVERNING LAW. This Second Supplemental Indenture, the Indenture and the Notes shall be governed by and construed in accordance with the law of the State of New York.



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

        SECTION 205. SEPARABILITY. In case any provision in this Second Supplemental Indenture shall for any reason be held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

        SECTION 206. COUNTERPARTS. This Second Supplemental Indenture may be executed in any number of counterparts each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.




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




        IN WITNESS WHEREOF, the parties hereto have caused this Second Supplemental Indenture to be duly executed, as of the day and year first above written.


                                        AMB PROPERTY, L.P.

                                        By: AMB PROPERTY CORPORATION,
                                            as General Partner

                                        By:
                                            -------------------------



                                        AMB PROPERTY CORPORATION.

                                        By:
                                            -------------------------



                                        AMB PROPERTY II, L.P.

                                        By: AMB PROPERTY CORPORATION,
                                            as General Partner

                                        By:

                                            -------------------------



                                        LONG GATE LLC.

                                        By: AMB PROPERTY CORPORATION,
                                            as Manager

                                        By:
                                            -------------------------




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                                        STATE STREET BANK AND TRUST
                                        COMPANY OF CALIFORNIA, N.A., as Trustee

                                        By:
                                            ------------------------














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                                    EXHIBIT A

                                  Form of Note

[LEGEND FOR INCLUSION IN GLOBAL NOTES-- THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS NOTE IS EXCHANGEABLE FOR NOTES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND, UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN DEFINITIVE FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.]

[LEGEND FOR INCLUSION IN GLOBAL NOTES -- UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE OPERATING PARTNERSHIP (AS DEFINED BELOW) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

No.:

CUSIP No.:                                        Principal Amount: $___________

                               AMB PROPERTY, L.P.

                             ______% Notes due 2018

        AMB Property, L.P., a Delaware limited partnership (hereinafter called the "Operating Partnership", which term includes any successor under the Indenture referred to below), for value received, hereby promises to pay to __________, or registered assigns, [the principal sum of ____________ DOLLARS ($_____________)][the principal amount then shown on Schedule A hereto] on __________ 2018, and to pay interest thereon from _________ or from the most recent date to which interest has been paid or duly provided for, semiannually on __________ and __________ of each year (each, an "Interest Payment Date"), commencing ___________, and at Maturity, at the rate of ______% per annum, until the principal hereof is paid or duly made available for payment. Interest on this Note shall be calculated on the basis of a 360-day year consisting of twelve 30-day months. The interest so payable and punctually paid or duly



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provided for on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on the Regular Record Date for such interest, which shall be the ________ or ________ (whether or not a Business
Day), as the case may be, next preceding such Interest Payment Date. Any such interest which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date shall forthwith cease to be payable to the registered Holder hereof on the relevant Regular Record Date by virtue of having been such Holder, and may be paid to the Person in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to the Holder of this Note not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in such Indenture.

        Payment of the principal of and the interest on this Note will be made at the office or agency of the Operating Partnership maintained for that purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that, at the option of the Operating Partnership, interest may be paid by check mailed to the address of the Person entitled thereto as such address shall appear in the Note Register or by transfer to an account maintained by the payee located in the United States of America.

        This Note is one of a duly authorized issue of Notes of the Operating Partnership (herein called the "Notes") issued and to be issued in multiple series under an Indenture dated as of _______,1998 (herein called, together with all indentures supplemental thereto, the "Indenture") among, the Operating Partnership, AMB Property Corporation, each of the Operating Partnership's Subsidiaries that either now or in the future is a party thereto as guarantors and State Street Bank and Trust Company of Caliofrnia, N.A., as trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Operating Partnership, the Trustee and the Holders of the Notes, and the terms upon which the Notes are, and are to be, authenticated and delivered. This Note is one of the series designated on the face hereof, limited in aggregate principal amount to $___________.

        The Notes are subject to redemption prior to the Stated Maturity of the principal thereof as provided in the Indenture.

        If an Event of Default with respect to the Notes shall occur and be continuing, the principal of the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

        The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Operating Partnership and the rights of the Holders of the Notes of each series issued under the Indenture at any time by the Operating Partnership and the Trustee with the consent of the Holders of not less than a majority



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in aggregate principal amount of the Notes at the time Outstanding of each series affected thereby. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Notes of any series at the time Outstanding, on behalf of the Holders of all Notes of such series, to waive compliance by the Operating Partnership with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Notes issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

        No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Operating Partnership, which is absolute and unconditional, to pay the principal of and interest on this Note, at the time, place and rate, and in the coin or currency, herein and in the Indenture prescribed.

        As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency of the Operating Partnership maintained for the purpose in any place where the principal of and interest on this Note are payable, duly endorsed, or accompanied by a written instrument of transfer in form satisfactory to the Operating Partnership and the Note Registrar duly executed by the Holder hereof or by his attorney duly authorized in writing, and thereupon one or more new Notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees. The Notes are issuable only in registered form without coupons in the denominations of $1,000 and integral multiples of $1,000. As provided in the Indenture and subject to certain limitations set forth therein, the Notes are exchangeable for a like aggregate principal amount of Notes of authorized denominations as requested by the Holders surrendering the same.

        No service charge shall be made for any such registration of transfer or exchange, but the Operating Partnership may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith, other than in certain cases provided in the Indenture.

        Prior to due presentment of this Note for registration of transfer, the Operating Partnership, the Trustee and any agent of the Operating Partnership or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Operating Partnership, the Trustee nor any such agent shall be affected by notice to the contrary.

        The Indenture contains provisions whereby (i) the Operating Partnership may be discharged from its obligations with respect to the Notes (subject to certain exceptions) or (ii) the Operating Partnership may be released from its obligations under specified covenants and agreements in the Indenture, in each case if the Operating Partnership irrevocably deposits with the Trustee money or Government Obligations sufficient to pay and discharge the entire indebtedness on all Notes, and satisfies certain other conditions, all as more fully provided in the Indenture.



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

        This Note shall be governed by and construed in accordance with the laws of the State of New York.

        All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

        Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee under the Indenture by the manual signature of one of its authorized signatories, this Note shall not be entitled to any benefits under the Indenture or be valid or obligatory for any purpose.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]
















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        IN WITNESS WHEREOF, the Operating Partnership has caused this instrument to be duly executed.

Dated:

                                        AMB PROPERTY, L.P.

                                        By AMB PROPERTY CORPORATION,
                                        as General Partner

                                        By:
                                            ----------------------------
                                            President

TRUSTEE'S CERTIFICATE OF AUTHENTICATION
This is one of the Notes of the series
designated therein referred to in the
within-mentioned Indenture.

STATE STREET BANK AND TRUST
COMPANY OF CALIFORNIA, N.A., as Trustee

By:
     ------------------------------
         Authorized Signatory













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                                PARENT GUARANTEE

        FOR VALUE RECEIVED, the undersigned hereby, jointly and severally with the Subsidiary Guarantors pursuant to the Subsidiary Guarantee of even date, unconditionally guarantees to the Holder of the accompanying _____% Note Due ________, 2018 (the "2018 Note") issued by AMB Property, L.P. (the "Operating Partnership") under an Indenture dated as of _________, 1998 (together with the First Supplemental Indenture thereto, the "Indenture") among the Operating Partnership, AMB Property Corporation, certain of the Operating Partnership's subsidiaries and __________, as trustee (the "Trustee"), (a) the full and prompt payment of the principal of and premium, if any, on such 2018 Note when and as the same shall become due and payable, whether at Stated Maturity, by acceleration, by redemption or otherwise, and (b) the full and prompt payment of the interest on such 2018 Note when and as the same shall become due and payable, according to the terms of such 2018 Note and of the Indenture. In case of the failure of the Operating Partnership punctually to pay any such principal, premium or interest, the undersigned hereby agrees to cause any such payment to be made punctually when and as the same shall become due and payable, whether at Stated Maturity, upon acceleration, by redemption or otherwise, and as if such payment were made by the Operating Partnership. The undersigned hereby agrees, jointly and severally with the Subsidiary Guarantors, that its obligations hereunder shall be as principal and not merely as surety, and shall be absolute and unconditional, and shall not be affected, modified or impaired by the following: (a) the failure to give notice to the Guarantors of the occurrence of an Event of Default under the Indenture; (b) the waiver, surrender, compromise, settlement, release or termination of the payment, performance or observance by the Operating Partnership or the Guarantors of any or all of the obligations, covenants or agreements of either of them contained in the Indenture or the 2018 Notes; (c) the acceleration, extension or any other changes in the time for payment of any principal of or interest or any premium on any 2018 Note or for any other payment under the Indenture or of the time for performance of any other obligations, covenants or agreements under or arising out of the Indenture or the 2018 Notes; (d) the modification or amendment (whether material or otherwise) of any obligation, covenant or agreement set forth in the Indenture or the 2018 Notes; (e) the taking or the omission of any of the actions referred to in the Indenture and in any of the actions under the 2018 Notes; (f) any failure, omission, delay or lack on the part of the Trustee to enforce, assert or exercise any right, power or remedy conferred on the Trustee in the Indenture, or any other action or acts on the part of the Trustee or any of the Holders from time to time of the 2018 Notes; (g) the voluntary or involuntary liquidation, dissolution, sale or other disposition of all or substantially all the assets, marshaling of assets and liabilities, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition with creditors or readjustment of, or other similar proceedings affecting the Guarantors or the Operating Partnership or any of the assets of any of them, or any allegation or contest of the validity of the Parent Guarnatee in any such proceeding; (h) to the extent permitted by law, the release or discharge by operation of law of the Guarantors from the performance or observance of any obligation, covenant or agreement contained in the Indenture; (i) to the extent permitted by law, the release or discharge by operation of law of the Operating Partnership from the performance or observance of any obligation, covenant or agreement contained in the Indenture; (j) the default or failure of the Operating Partnership or the Trustee fully to perform any of its obligations set forth in the Indenture or the 2018 Notes; (k) the invalidity, irregularity or unenforceability of the Indenture or the 2018 Notes or any part of any thereof; (l) any judicial or governmental action affecting the



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Operating Partnership or any 2018 Notes or consent or indulgence granted by the
Operating Partnership by the Holders or by the Trustee; or (m) the recovery of any judgment against the Operating Partnership or any action to enforce the same or any other circumstance which might constitute a legal or equitable discharge of a surety or guarantor. The undersigned hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger, sale, lease or conveyance of all or substantially all of its assets, insolvency or bankruptcy of the Operating Partnership, any right to require a proceeding first against the Operating Partnership, protest or notice with respect to such Notice or the indebtedness evidenced thereby and all demands whatsoever, and covenants that this Parent Guarnatee will not be discharged except by complete performance of the obligations contained in such 2018 Note and in this Parent Guarnatee.

        No reference herein to such Indenture and no provision of this Parent Guarnatee or of such Indenture shall alter or impair the guarantee of the undersigned, which is absolute and unconditional, of the full and prompt payment of the principal of and premium, if any, and interest on the 2018 Note.

        THIS PARENT GUARANTEE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

        This Parent Guarnatee shall not be valid or obligatory for any purpose until the certificate of authentication on the 2018 Note shall have been executed by the Trustee under the Indenture referred to above by the manual signature of one of its authorized officers. The validity and enforceability of this Parent Guarnatee shall not be affected by the fact that it is not affixed to any particular 2018 Note.

        An Event of Default under the Indenture or the 2018 Notes shall constitute an event of default under this Parent Guarnatee, and shall entitle the Holders of 2018 Notes to accelerate the obligations of the undersigned hereunder in the same manner and to the same extent as the obligations of the Operating Partnership.

        Notwithstanding any other provision of this Parent Guarnatee to the contrary, the undersigned hereby waives any claims or other rights which it may now have or hereafter acquire against Operating Partnership that arise from the existence or performance of its obligations under this Parent Guarnatee or any other agreement (all such claims and rights are referred to as "Guarantor's Conditional Rights"), including, without limitation, any right of subrogation, reimbursement, exoneration, contribution, or indemnification, any right to participate in any claim or remedy against Operating Partnership, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, by any payment made hereunder or otherwise, including without limitation, the right to take or receive from Operating Partnership, directly or indirectly, in cash or other property or by setoff or in any other manner, payment or security on account of such claim or other rights. Guarantor hereby agrees not to exercise any rights which may be acquired by way of contribution under this Parent Guarnatee or any other agreement, by any payment made hereunder or otherwise, including, without limitation, the right to take or receive from any other guarantor, directly or indirectly, in cash or other property or by setoff or in any other manner, payment or security on account of such contribution rights. If, notwithstanding the foregoing provisions, any amount shall be paid to any of the undersigned on



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

account of any such Guarantor's Conditional Rights and either (i) such amount is paid to such undersigned party at any time when the indebtedness shall not have been paid or performed in full, or (ii) regardless of when such amount is paid to such undersigned party, any payment made by Operating Partnership to a Holder that is at any time determined to be a Preferential Payment (as defined below), then such amount paid to any of the undersigned shall be held in trust for the benefit of Holder and shall forthwith be paid such Holder to be credited and applied upon the indebtedness, whether matured or unmatured. Any such payment is herein referred to as a "Preferential Payment" to the extent the Operating Partnership makes any payment to Holder in connection with the Note, and any or all of such payment is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid or paid over to a trustee, receiver or any other entity, whether under any bankruptcy act or otherwise.

        To the extent that any of the provisions of the immediately preceding paragraph shall not be enforceable, each of the undersigned agrees that until such time as the indebtedness has been paid and performed in full and the period of time has expired during which any payment made by Operating Partnership or the undersigned to a Holder may be determined to be a Preferential Payment, Guarantor's Conditional Rights to the extent not validly waived shall be subordinate to Holder's right to full payment and performance of the indebtedness and each of the undersigned shall not enforce any of its respective portion of the Guarantors' Conditional Rights until such time as the indebtedness has been paid and performed in full and the period of time has expired during which any payment made by Operating Partnership or the undersigned to Holder may be determined to be a Preferential Payment.

        The obligations of the undersigned to the Holders of the 2018 Notes and to the Trustee pursuant to the Parent Guarnatee and the Indenture are expressly set forth in Article 14 of the Indenture and reference is hereby made to the Indenture for the precise terms of the Parent Guarnatee and all of the other provisions of the Indenture to which this Parent Guarnatee relates.

        All terms in this Parent Guarnatee which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

        IN WITNESS WHEREOF, the undersigned has caused this Parent Guarnatee to be duly executed.

Dated: .__________, 1998


                                       AMB PROPERTY CORPORATION


                                       By:______________________________________


                                           [Name]
                                       Its:[title]






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



                              SUBSIDIARY GUARNATEE

        FOR VALUE RECEIVED, each of the undersigned hereby jointly and severally, and jointly and severally with the Parent Guarantor pursuant to the Parent Guarantee of even date, unconditionally guarantees to the Holder of the accompanying _____% Note Due ________, 2018 (the "2018 Note") issued by AMB Property, L.P. (the "Operating Partnership") under an Indenture dated as of _________, 1998 (together with the First Supplemental Indenture thereto, the "Indenture") among the Operating Partnership, AMB Property Corporation, certain of the Operating Partnership's subsidiaries and __________, as trustee (the "Trustee"), (a) the full and prompt payment of the principal of and premium, if any, on such 2018 Note when and as the same shall become due and payable, whether at Stated Maturity, by acceleration, by redemption or otherwise, and (b) the full and prompt payment of the interest on such 2018 Note when and as the same shall become due and payable, according to the terms of such 2018 Note and of the Indenture. Each of the undersigned hereby agrees, jointly and severally, and jointly and severally with the Parent Guarantor, that its obligations hereunder shall be as principal and not merely as surety, and shall be absolute and unconditional, and shall not be affected, modified or impaired by the following: (a) the failure to give notice to the Guarantors of the occurrence of an Event of Default under the Indenture; (b) the waiver, surrender, compromise, settlement, release or termination of the payment, performance or observance by the Operating Partnership or the Guarantors of any or all of the obligations, covenants or agreements of either of them contained in the Indenture or the 2018 Notes; (c) the acceleration, extension or any other changes in the time for payment of any principal of or interest or any premium on any 2018 Note or for any other payment under the Indenture or of the time for performance of any other obligations, covenants or agreements under or arising out of the Indenture or the 2018 Notes; (d) the modification or amendment (whether material or otherwise) of any obligation, covenant or agreement set forth in the Indenture or the 2018 Notes; (e) the taking or the omission of any of the actions referred to in the Indenture and in any of the actions under the 2018 Notes; (f) any failure, omission, delay or lack on the part of the Trustee to enforce, assert or exercise any right, power or remedy conferred on the Trustee in the Indenture, or any other action or acts on the part of the Trustee or any of the Holders from time to time of the 2018 Notes; (g) the voluntary or involuntary liquidation, dissolution, sale or other disposition of all or substantially all the assets, marshaling of assets and liabilities, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition with creditors or readjustment of, or other similar proceedings affecting the Guarantors or the Operating Partnership or any of the assets of any of them, or any allegation or contest of the validity of the Subsidiary Guarnatee in any such proceeding; (h) to the extent permitted by law, the release or discharge by operation of law of the Guarantors from the performance or observance of any obligation, covenant or agreement contained in the Indenture; (i) to the extent permitted by law, the release or discharge by operation of law of the Operating Partnership from the performance or observance of any obligation, covenant or agreement contained in the Indenture; (j) the default or failure of the Operating Partnership or the Trustee fully to perform any of its obligations set forth in the Indenture or the 2018 Notes; (k) the invalidity, irregularity or unenforceability of the Indenture or the 2018 Notes or any part of any thereof; (l) any judicial or governmental action affecting the Operating Partnership or any 2018 Notes or consent or indulgence granted by the Operating Partnership by the Holders or by the Trustee; or (m) the recovery of any judgment against the Operating Partnership or any action to enforce the same or any other circumstance which might constitute a legal or equitable discharge of a surety or guarantor. Each of the undersigned hereby waive diligence, presentment, demand of payment, filing of claims with a court in the event of merger, sale, lease or conveyance of all or substantially all of its assets, insolvency or bankruptcy of the Operating Partnership, any right to require a proceeding first against the Operating Partnership, protest or notice with respect to such Notice or the indebtedness evidenced thereby and all demands whatsoever, and covenants that this Subsidiary Guarnatee will not be discharged except by complete performance of the obligations contained in such 2018 Note and in this Subsidiary Guarnatee.

        No reference herein to such Indenture and no provision of this Subsidiary Guarnatee or of such Indenture shall alter or impair the guarantee of the undersigned, which is absolute and unconditional, of the full and prompt payment of the principal of and premium, if any, and interest on the 2018 Note.

        THIS SUBSIDIARY GUARANTEE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

        This Subsidiary Guarnatee shall not be valid or obligatory for any purpose until the certificate of authentication on the 2018 Note shall have been executed by the Trustee under the Indenture referred to above by the manual signature of one of its authorized officers. The validity and enforceability of this Subsidiary Guarnatee shall not be affected by the fact that it is not affixed to any particular 2018 Note.

        An Event of Default under the Indenture or the 2018 Notes shall constitute an event of default under this Subsidiary Guarnatee, and shall entitle the Holders of 2018 Notes to accelerate the obligations of the undersigned hereunder in the same manner and to the same extent as the obligations of the Operating Partnership.

        Notwithstanding any other provision of this Subsidiary Guarnatee to the contrary, each of the undersigned hereby waives any claims or other rights which it may now have or hereafter acquire against Operating Partnership that arise from the existence or performance of its obligations under this Subsidiary Guarnatee or any other agreement (all such claims and rights are referred to as "Guarantor's Conditional Rights"), including, without limitation, any right of subrogation, reimbursement, exoneration, contribution, or indemnification, any right to participate in any claim or remedy against Operating Partnership, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, by any payment made hereunder or otherwise, including without limitation, the right to take or receive from Operating Partnership, directly or indirectly, in cash or other property or by setoff or in any other manner, payment or security on account of such claim or other rights. Each Guarantor hereby agrees not to exercise any rights which may be acquired by way of contribution under this Subsidiary Guarnatee or any other agreement, by any payment made hereunder or otherwise, including, without limitation, the right to take or receive from any other guarantor, directly or indirectly, in cash or other property or by setoff or in any other manner, payment or security on account of such contribution rights. If, notwithstanding the foregoing provisions, any amount shall be paid to any of the undersigned on account of any such Guarantor's Conditional Rights and either (i) such amount is paid to such undersigned party at any time when the indebtedness shall not have been paid or performed in full, or (ii) regardless of when such amount is paid to such undersigned party, any payment made by Operating Partnership to a Holder that is at any time determined to be a Preferential Payment (as defined below), then such amount paid to any of the undersigned shall be held in trust for the benefit of Holder and shall forthwith be paid such Holder to be credited and applied upon the indebtedness, whether matured or unmatured. Any such payment is herein referred to as a "Preferential Payment" to the extent the Operating Partnership makes any payment to Holder in connection with the Note, and any or all of such payment is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid or paid over to a trustee, receiver or any other entity, whether under any bankruptcy act or otherwise.

        To the extent that any of the provisions of the immediately preceding paragraph shall not be enforceable, each of the undersigned agrees that until such time as the indebtedness has been paid and performed in full and the period of time has expired during which any payment made by Operating Partnership or the undersigned to a Holder may be determined to be a Preferential Payment, Guarantor's Conditional Rights to the extent not validly waived shall be subordinate to Holder's right to full payment and performance of the indebtedness and each of the undersigned shall not enforce any of its respective portion of the Guarantors' Conditional Rights until such time as the indebtedness has been paid and performed in full and the period of time has expired during which any payment made by Operating Partnership or the undersigned to Holder may be determined to be a Preferential Payment.

        Each of the undersigned's liability (an undersigned's "Base Guaranty Liability") shall be that amount from time to time equal to the aggregate liability of the undersigned hereunder, but shall be limited to the lesser of
(A) the aggregate amount of the obligation as stated in the second sentence of
Section 1401 of the Indenture, and (B) the amount, if any, which would not have
(i) rendered the undersigned "insolvent" (as such term is defined in Section 101(29) of the Federal Bankruptcy Code and in Section 271 of the Debtor and Creditor Law of the State of New York, as each is in effect at the date of this Indenture) or (ii) left the undersigned with unreasonably small capital at the time its Guarantee was entered into, after giving effect to the incurrence of existing Debt (as defined in the Indenture) immediately prior to such time, provided that, it shall be a presumption in any lawsuit or other proceeding in which the undersigned is a party that the amount guaranteed is the amount set forth in (A) above unless a creditor, or representative of creditors of the undersigned or a trustee in bankruptcy of the undersigned, as debtor in possession, otherwise proves in such a lawsuit that the aggregate liability of the undersigned is limited to the amount set forth in (B). In making any determination as to the solvency or sufficiency of capital of the undersigned in accordance with the previous sentence, the right of the undersigned to contribution from other Guarantors, to subrogation and any other rights the undersigned may have, contractual or otherwise, shall be taken into account.

        The obligations of the undersigned to the Holders of the 2018 Notes and to the Trustee pursuant to the Subsidiary Guarnatee and the Indenture are expressly set forth in Article 14 of the Indenture and reference is hereby made to the Indenture for the precise terms of the Subsidiary Guarnatee and all of the other provisions of the Indenture to which this Subsidiary Guarnatee relates.

        All terms in this Subsidiary Guarnatee which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

        IN WITNESS WHEREOF, the undersigned has caused this Subsidiary Guarnatee to be duly executed.

Dated: .__________, 1998


                                       AMB PROPERTY II, L.P.
                                       LONG GATE LLC.


                                       AMB PROPERTY CORPORATION, as general
                                       partner and manager


                                       By:______________________________________


                                           [Name]
                                       Its:[title]

                                  ABBREVIATIONS

        The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

        TEN COM--as tenants in common  UNIF GIFT MIN ACT--______ Custodian______

        TEN ENT--as tenants by the entireties         (Cust)    (Minor)
        JT TEN--as joint tenants with right of     Under Uniform Gifts to Minors
              survivorship and not as            Act__________________________
              tenants in common                          (State)

        Additional abbreviations may also be used though not in the above list.

                           ---------------------------

FOR VALUE RECEIVED, the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

-----------------------------------

-----------------------------------



--------------------------------------------------------------------------------
             PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE



--------------------------------------------------------------------------------
the within Note and all rights thereunder, hereby irrevocably constituting and appointing


______________________________________________________________________ Attorney
to transfer said Note on the books of the Operating Partnership with full power of substitution in the premises.

Dated:

        ---------------------------

        Notice: The signature to this assignment must correspond with the name as it appears upon the face of the within Note in every particular, without alteration or enlargement or any change whatever.

                [FORM OF SCHEDULE FOR ENDORSEMENTS ON GLOBAL NOTE
                     TO REFLECT CHANGES IN PRINCIPAL AMOUNT]


                                   Schedule A

                   Changes to Principal Amount of Global Note


========================================================================================
                 Principal Amount of Notes
                 by which this Global Note
                    is to be Reduced or
                 Increased, and Reason for      Remaining Principal Amount    Notation
     Date          Reduction or Increase           of this Global Notes       Made by
--------------   -------------------------      --------------------------   ----------

--------------   -------------------------      --------------------------   ----------

--------------   -------------------------      --------------------------   ----------

--------------   -------------------------      --------------------------   ----------

--------------   -------------------------      --------------------------   ----------

--------------   -------------------------      --------------------------   ----------

--------------   -------------------------      --------------------------   ----------

--------------   -------------------------      --------------------------   ----------

========================================================================================